PAGE 24 of 26 PAGES


                                                                       EXHIBIT A
                                                                       ---------



                            AGREEMENT OF JOINT FILING

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock, par value $0.01 per share, of Vie Financial Group, Inc., and that this Agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

         IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of October 9, 2003.

                                        SB CAPITAL MANAGERS LLC
                                        By:  SOFTBANK Inc.,
                                             Administrative Member

                                        By /s/ Steven J. Murray
                                          --------------------------------------
                                          Name:   Steven J. Murray
                                          Title:  Administrative Member
                                                  Representative



                                        SOFTBANK CAPITAL PARTNERS LLC
                                        By   SOFTBANK Inc.,
                                             Administrative Member

                                        By  /s/ Steven J. Murray
                                          --------------------------------------
                                          Name:   Steven J. Murray
                                          Title:  Administrative Member
                                                  Representative



                                        SOFTBANK CAPITAL PARTNERS LP
                                        By   SOFTBANK Capital Partners LLC,
                                             General Partner

                                        By  /s/ Steven J. Murray
                                          --------------------------------------
                                          Name:   Steven J. Murray
                                          Title:  Administrative Member

                                                             PAGE 25 OF 26 PAGES



                                        SOFTBANK CAPITAL LP
                                        By   SOFTBANK Capital Partners LLC,
                                             its General Partner

                                        By  /s/ Steven J. Murray
                                          --------------------------------------
                                          Name:   Steven J. Murray
                                          Title:  Administrative Member



                                        SOFTBANK CAPITAL ADVISORS FUND LP
                                             SOFTBANK Capital Partners LLC,
                                             its General Partner

                                        By  /s/ Steven J. Murray
                                          --------------------------------------
                                          Name:   Steven J. Murray
                                          Title:  Administrative Member



                                        SOFTBANK CAPITAL PARTNERS
                                        INVESTMENT INC.

                                        By  /s/ Francis B. Jacobs III
                                          --------------------------------------
                                          Name:   Francis B. Jacobs III
                                          Title:  Vice President



                                            /s/ Ronald D. Fisher
                                          --------------------------------------
                                                     Ronald D. Fisher



                                            /s/ Charles R. Lax
                                          --------------------------------------
                                                      Charles R. Lax

                                                             PAGE 26 OF 26 PAGES


                                        SOFTBANK HOLDINGS INC.

                                        By  /s/ Francis B. Jacobs III
                                          --------------------------------------
                                          Name:   Francis B. Jacobs III
                                          Title:  Vice President



                                        SOFTBANK CORP.

                                        By  /s/ Ronald D. Fisher
                                          --------------------------------------
                                          Name:   Ronald D. Fisher
                                          Title:  Attorney-In-Fact



                                        MASAYOSHI SON

                                        By  /s/ Ronald D. Fisher
                                          --------------------------------------
                                          Name:   Ronald D. Fisher
                                          Title:  Attorney-In-Fact